                                                                       Exhibit 4

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                      SECOND SUPPLEMENTAL SENIOR INDENTURE

                                     BETWEEN

                                 MORGAN STANLEY
              (formerly known as MORGAN STANLEY DEAN WITTER & CO.)


                                       AND

                               JPMORGAN CHASE BANK
              (formerly known as THE CHASE MANHATTAN BANK), Trustee




                           Dated as of October 8, 2002

              SUPPLEMENTAL TO AMENDED AND RESTATED SENIOR INDENTURE
           DATED MAY 1, 1999, AS SUPPLEMENTED BY A FIRST SUPPLEMENTAL
                SENIOR INDENTURE DATED AS OF SEPTEMBER 15, 2000



--------------------------------------------------------------------------------

THIS SECOND SUPPLEMENTAL SENIOR INDENTURE dated as of October 8, 2002 between MORGAN STANLEY (formerly known as Morgan Stanley Dean Witter & Co.), a Delaware corporation (the "Issuer"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee").

                              W I T N E S S E T H :


         WHEREAS, the Issuer and the Trustee are parties to that certain Amended and Restated Senior Indenture dated as of May 1, 1999, as supplemented by a First Supplemental Senior Indenture dated as of September 15, 2000 (as so supplemented, the "Indenture");

         WHEREAS, the Issuer established and on (i) August 29, 2000 issued its Medium-term Notes, Series C, Senior Fixed Rate Notes, 8% Reset Performance Equity-linked Redemption Quarterly-pay SecuritiesSM ("Reset PERQS") due October 30, 2002, Mandatorily Exchangeable for Shares of Common Stock of Yahoo! Inc. (the "Yahoo! Reset PERQS"), (ii) November 10, 2000 issued its Medium-term Notes, Series C, Senior Fixed Rate Notes, 9% Reset PERQS due December 30, 2002, Mandatorily Exchangeable for Shares of Common Stock of Xilinx, Inc. (the "Xilinx Reset PERQS"), (iii) December 27, 2000 issued its Medium-term Notes, Series C, Senior Fixed Rate Notes, 8% Reset PERQS due February 28, 2003, Mandatorily Exchangeable for American Depositary Receipts Representing Ordinary Shares of Nokia Corporation (the "Nokia Reset PERQS"), (iv) January 17, 2002 issued its Medium-term Notes, Series C, Senior Fixed Rate Notes, 20.35% Performance Equity-linked Redemption Quarterly-pay SecuritiesSM ("PERQS") due January 15, 2003, Mandatorily Exchangeable for Shares of Common Stock of Siebel Systems, Inc. (the "Siebel PERQS"), (v) June 18, 2001 issued its Medium-term Notes, Series C, Senior Fixed Rate Notes, 8% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM ("SPARQS") due June 1, 2003, Mandatorily Exchangeable for Shares of Common Stock of Cisco Systems, Inc. (the "Cisco SPARQS"), (vi) July 24, 2001 issued its Medium-term Notes, Series C, Senior Fixed Rate Notes, 8% SPARQS due June 30, 2003, Mandatorily Exchangeable for Shares of Common Stock of Oracle Corporation (the "Oracle SPARQS"), (vii) October 24, 2001 issued its Medium-term Notes, Series C, Senior Fixed Rate Notes, 8% SPARQS due April 15, 2003, Mandatorily Exchangeable for American Depositary Receipts Representing Ordinary Shares of Nokia Corporation (the "Nokia SPARQS"), (viii) January 10, 2002 issued its Medium-term Notes, Series C, Senior Fixed Rate Notes, 12% SPARQS Due June 30, 2003, Mandatorily Exchangeable for Shares of Common Stock of Juniper Networks, Inc. (the "Juniper SPARQS"), (ix) January 31, 2002 issued its Medium-term Notes, Series C, Senior Fixed Rate Notes, 6.30% SPARQS due

June 30, 2003, Mandatorily Exchangeable for Shares of Common Stock of The Gap, Inc. (the "Gap SPARQS"), (x) February 22, 2002 issued its Medium-term Notes, Series C, Senior Fixed Rate Notes, 10% SPARQS due August 30, 2003, Mandatorily Exchangeable for Shares of Common Stock of Siebel Systems, Inc. (the "Siebel SPARQS"), (xi) April 16, 2002 issued its Medium-term Notes, Series C, Senior Fixed Rate Notes, 8% SPARQS due September 15, 2003, Mandatorily Exchangeable for Shares of Common Stock of Texas Instruments Incorporated (the "Texas Instruments SPARQS"), (xii) May 29, 2002 issued its Medium-term Notes, Series C, Senior Fixed Rate Notes, 10% SPARQS due November 30, 2003, Mandatorily Exchangeable for Shares of Common Stock of Qualcomm Incorporated (the "Qualcomm SPARQS") and
(xiii) July 16, 2002 issued its Medium-term Notes, Series C, Senior Fixed Rate Notes, 3% TRIGGERS due August 30, 2003, Based on the Performance of the Common Stock of Cisco Systems, Inc. (the "Cisco TRIGGERS") (collectively, the "Notes");

         WHEREAS, Section 8.01 of the Indenture provides that, without the consent of the Holders of any Securities or Coupons, the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may enter into indentures supplemental to the Indenture for the purpose of, among other things, making any provisions as the Issuer may deem necessary or desirable, subject to the conditions set forth therein; provided that no such action shall adversely affect the interests of the Holders of the Securities or Coupons.

         WHEREAS, the Issuer desires to modify certain provisions of the Notes, including the payment delivery obligation and notice obligation upon the occurrence of a price-triggered acceleration event under the Notes or a de-listing triggered acceleration event under the Nokia Reset PERQS or the Nokia SPARQS;

         WHEREAS, the entry into this Second Supplemental Senior Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture; and

         WHEREAS, all things necessary to make this Second Supplemental Senior Indenture a valid indenture and agreement according to its terms have been done;

         NOW, THEREFORE:

         In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Notes as follows:

                                   ARTICLE 1

         Section 1.01. Amendment of the Notes. The terms of the Notes are hereby amended in the following respects:

         (a) The terms of the Yahoo! Reset PERQS are hereby amended in the following respects:

         (i) The definition of Exchange at Maturity within the Yahoo! Reset PERQS is hereby amended by inserting the phrase "(a) with respect to any interest on this Reset PERQS payable at maturity or (b)" in the first sentence of the seventh paragraph after the words "and of the amount of any cash to be paid" and before the words "in lieu of fractional shares of Yahoo! Stock".

         (ii) The definition of Acceleration Event within the Yahoo! Reset PERQS is hereby amended by deleting the existing definition and inserting in lieu thereof the following:

         ACCELERATION EVENT:        If on any date the product of the Market
                                    Price per share of Yahoo! Stock and the
                                    Exchange Factor is less than $4.00, as
                                    determined by the Calculation Agent, the Maturity Date of this Reset PERQS shall be deemed to be accelerated to such date (the
                                    "date of acceleration"). Upon such
                                    acceleration, the holder of this Reset PERQS shall receive with respect to each $27.9375 principal amount of this Reset PERQS on the third Business Day following the date of acceleration, but in no event later than the scheduled Maturity Date, (the "date of delivery") (i) a number of shares of Yahoo!
                                    Stock at the then current Exchange Ratio, as adjusted by the then current Exchange
                                    Factor, (ii) accrued but unpaid interest on each $27.9375 principal amount of this Reset
                                    PERQS to but excluding the date of delivery and (iii) an amount of cash as determined by the Calculation Agent equal to the sum of the present values of the remaining scheduled payments of interest on each $27.9375 principal amount of this

                                    Reset PERQS (excluding the amounts included in clause (ii) above) discounted to the date of delivery based on the interpolated U.S. dollar zero swap rate from and including the date of delivery to but excluding each applicable payment date. In no event shall the date of delivery be later than the scheduled Maturity Date of this Reset PERQS. See also "Antidilution Adjustments" below.

         (iii) The definition of Antidilution Adjustments within the Yahoo! Reset PERQS is hereby amended by inserting the following sentence after the third sentence of paragraph 5:

                           The holder of this Reset PERQS shall also receive accrued but unpaid interest due with respect to each $27.9375 principal amount of this Reset PERQS to but excluding the date of such acceleration.

         (b) The terms of the Xilinx Reset PERQS are hereby amended in the following respects:

         (i) The definition of Exchange at Maturity within the Xilinx Reset PERQS is hereby amended by inserting the phrase "(a) with respect to any interest on this Reset PERQS payable at maturity or (b)" in the first sentence of the seventh paragraph after the words "and of the amount of any cash to be paid" and before the words "in lieu of fractional shares of Xilinx Stock ".

         (ii) The definition of Acceleration Event within the Xilinx Reset PERQS is hereby amended by deleting the existing definition and inserting in lieu thereof the following:

         ACCELERATION EVENT:        If on any date the product of the Market
                                    Price per share of Xilinx Stock and the
                                    Exchange Factor is less than $4.00, as
                                    determined by the Calculation Agent, the Maturity Date of this Reset PERQS shall be deemed to be accelerated to such date (the
                                    "date of acceleration"). Upon such
                                    acceleration, the holder of this Reset PERQS shall receive with respect to each $13.3375 principal amount of this Reset PERQS on the third Business Day following the date of acceleration, but in no event later than the scheduled Maturity Date, (the "date of delivery") (i) a number of shares of Xilinx
                                    Stock at the then current Exchange Ratio, as adjusted by the then current Exchange
                                    Factor, (ii) accrued but unpaid interest on each $13.3375 principal amount of this Reset
                                    PERQS to but excluding the date of delivery and (iii) an amount of cash as determined by the Calculation Agent equal to the sum of the present values of the remaining scheduled payments of interest on each $13.3375 principal amount of this Reset
                                    PERQS (excluding the amounts included in clause (ii) above) discounted to the date of delivery based on the interpolated U.S.
                                    dollar zero swap rate from and including the date of delivery to but excluding each applicable payment date. In no event shall the date of delivery be later than the scheduled Maturity Date of this Reset PERQS.
                                    See also "Antidilution Adjustments" below.

         (iii) The definition of Antidilution Adjustments within the Xilinx Reset PERQS is hereby amended by inserting the following sentence after the third sentence of paragraph 5:

                           The holder of this Reset PERQS shall also receive accrued but unpaid interest due with respect to each $13.3375 principal amount of this Reset PERQS to but excluding the date of such acceleration.

         (c) The terms of the Nokia Reset PERQS are hereby amended in the following respects:

         (i) The definition of Exchange at Maturity within the Nokia Reset PERQS is hereby amended by inserting the phrase "(a) with respect to any interest on this Reset PERQS payable at maturity or (b)" in the first sentence of the seventh paragraph after the words "and of the amount of any cash to be paid" and before the words "in lieu of fractional Nokia ADRs".

          (ii) The definition of Acceleration Event within the Nokia Reset PERQS is hereby amended by deleting the existing definition and inserting in lieu thereof the following:

         ACCELERATION EVENT:        If on any date (i) the product of the Market
                                    Price per Nokia ADR and the Exchange Factor is less than $4.00, as determined by the Calculation Agent, or (ii) Nokia ADRs are not listed on a United States national securities exchange and have not been replaced by Nokia ordinary shares listed on a United States national securities exchange, the Maturity Date of this Reset
                                    PERQS shall be deemed to be accelerated to such date (the "date of acceleration"). Upon such acceleration, the holder of this Reset
                                    PERQS shall receive with respect to each $7.9875 principal amount of this Reset PERQS on the third Business Day following the date of acceleration, but in no event later than the scheduled Maturity Date, (the "date of delivery") (i) a number of Nokia ADRs at the then current Exchange Ratio, as adjusted by the then current Exchange Factor, (ii) accrued but unpaid interest on each $7.9875 principal amount of this Reset PERQS to but excluding the date of delivery and (iii) an amount of cash as determined by the Calculation Agent equal to the sum of the present values of the remaining scheduled payments of interest on each $7.9875 principal amount of this Reset PERQS
                                    (excluding the amounts included in clause
                                    (ii) above) discounted to the date of
                                    delivery based on the interpolated U.S.
                                    dollar zero swap rate from and including the date of delivery to but excluding each applicable payment date. In no event shall the date of delivery be later than the scheduled Maturity Date of this Reset PERQS.
                                    See also "Antidilution Adjustments" below.

         (iii) The definition of Antidilution Adjustments within the Nokia Reset PERQS is hereby amended by inserting the following sentence after the third sentence of paragraph 5:

                           The holder of this Reset PERQS shall also receive accrued but unpaid interest due with respect to each $7.9875 principal amount of this Reset PERQS to but excluding the date of such acceleration.

         (d) The terms of the Siebel PERQS are hereby amended in the following respects:

         (i) The definition of Exchange at Maturity within the Siebel PERQS is hereby amended by inserting the phrase "(a) with respect to any interest on this PERQS payable at maturity or (b)" in the first sentence of the fourth paragraph after the words "and of the amount of any cash to be paid" and before the words "in lieu of any fractional share of Siebel Stock".

          (ii) The definition of Acceleration Event within the Siebel PERQS is hereby amended by deleting the existing definition and inserting in lieu thereof the following:

         ACCELERATION EVENT:        If on any date the product of the Market
                                    Price per share of Siebel Stock and the
                                    Exchange Factor is less than $2.00, as
                                    determined by the Calculation Agent, the Maturity Date of this PERQS shall be deemed to be accelerated to such date (the "date of acceleration"). Upon such acceleration, the holder of this PERQS shall receive with respect to each $35.00 principal amount of this PERQS on the third Business Day following the date of acceleration, but in no event later than the scheduled Maturity
                                    Date, (the "date of delivery") (i) a number of shares of Siebel Stock at the then current Exchange Ratio, as adjusted by the then current Exchange Factor, (ii) accrued but unpaid interest on each $35.00 principal amount of this PERQS to but excluding the date of delivery and (iii) an amount of cash as determined by the Calculation Agent equal to the sum of the present values of the remaining scheduled payments of interest on each $35.00 principal amount of this PERQS
                                    (excluding the amounts included in clause
                                    (ii) above) discounted to the date of
                                    delivery based on the interpolated U.S.
                                    dollar zero swap rate from and including the date of delivery to but excluding each applicable payment date. In no event shall the date of delivery be later than the scheduled Maturity Date of this PERQS. See also "Antidilution Adjustments" below.

         (iii) The definition of Antidilution Adjustments within the Siebel PERQS is hereby amended by inserting the following sentence after the third sentence of paragraph 5:

                           The holder of this PERQS shall also receive accrued but unpaid interest due with respect to each $35.00 principal amount of this PERQS to but excluding the date of such acceleration.

         (e) The terms of the Cisco SPARQS are hereby amended in the following respects:

         (i) The definition of Exchange at Maturity within the Cisco SPARQS is hereby amended by inserting the phrase "(a) with respect to any interest on this SPARQS payable at maturity or (b)" in the first sentence of the fourth paragraph after the words "and of the amount of any cash to be paid" and before the words "in lieu of any fractional share of Cisco Stock".

          (ii) The definition of Acceleration Event within the Cisco SPARQS is hereby amended by deleting the existing definition and inserting in lieu thereof the following:

         ACCELERATION EVENT:        If on any date the product of the Market
                                    Price per share of Cisco Stock and the
                                    Exchange Ratio is less than $4.00, as
                                    determined by the Calculation Agent, the Maturity Date of this SPARQS shall be deemed to be accelerated to such date (the "date of acceleration"). Upon such acceleration, the holder of this SPARQS shall receive with respect to each $20.38 principal amount of this SPARQS on the third
                                    Business Day following the date of
                                    acceleration, but in no event later than the scheduled Maturity Date, (the "date of delivery") (i) a number of shares of Cisco
                                    Stock at the then current Exchange Ratio,
                                    (ii) accrued but unpaid interest on each $20.38 principal amount of this SPARQS to but excluding the date of delivery and (iii) an amount of cash as determined by the Calculation Agent equal to the sum of the present values of the remaining scheduled payments of interest on each $20.38 principal amount of this SPARQS (excluding the amounts included in clause (ii) above) discounted to the date of delivery based on the interpolated U.S. dollar zero swap rate from and including the date of delivery to but excluding each applicable payment date.
                                    In no event shall the date of delivery be later than the scheduled Maturity Date of this SPARQS. See also "Antidilution
                                    Adjustments" below.

         (iii) The definition of Antidilution Adjustments within the Cisco SPARQS is hereby amended by inserting the following sentence after the second sentence of paragraph 5:

                           The holder of this SPARQS shall also receive accrued but unpaid interest due with respect to each $20.38 principal amount of this SPARQS to but excluding the date of such acceleration.

         (f) The terms of the Oracle SPARQS are hereby amended in the following respects:

         (i) The definition of Exchange at Maturity within the Oracle SPARQS is hereby amended by inserting the phrase "(a) with respect to any interest on this SPARQS payable at maturity or (b)" in the first sentence of the fourth paragraph after the words "and of the amount of any cash to be paid" and before the words "in lieu of any fractional share of Oracle Stock".

          (ii) The definition of Acceleration Event within the Oracle SPARQS is hereby amended by deleting the existing definition and inserting in lieu thereof the following:

         ACCELERATION EVENT:        If on any date the product of the Market
                                    Price per share of Oracle Stock and the
                                    Exchange Ratio is less than $4.00, as
                                    determined by the Calculation Agent, the Maturity Date of this SPARQS shall be deemed to be accelerated to such date (the "date of acceleration"). Upon such acceleration, the holder of this SPARQS shall receive with respect to each $19.50 principal amount of this SPARQS on the third Business Day following the date of acceleration, but in no event later than the scheduled Maturity
                                    Date, (the "date of delivery") (i) a number of shares of Oracle Stock at the then current Exchange Ratio, (ii) accrued but unpaid interest on each $19.50 principal amount of this SPARQS to but excluding the date of delivery and (iii) an amount of cash as determined by the Calculation Agent equal to the sum of the present values of the remaining scheduled payments of interest on each $19.50 principal amount of this SPARQS
                                    (excluding the amounts included in clause
                                    (ii) above) discounted to the date of
                                    delivery based on the interpolated U.S.
                                    dollar zero swap rate from and including the date of delivery to but excluding each applicable payment date. In no event shall the date of delivery be later than the scheduled Maturity Date of this SPARQS. See also "Antidilution Adjustments" below.

         (iii) The definition of Antidilution Adjustments within the Oracle SPARQS is hereby amended by inserting the following sentence after the second sentence of paragraph 5:

                           The holder of this SPARQS shall also receive accrued but unpaid interest due with respect to each $19.50 principal amount of this SPARQS to but excluding the date of such acceleration.

         (g) The terms of the Nokia SPARQS are hereby amended in the following respects:

         (i) The definition of Exchange at Maturity within the Nokia SPARQS is hereby amended by inserting the phrase "(a) with respect to any interest on this SPARQS payable at maturity or (b)" in the first sentence of the third paragraph after the words "and of the amount of any cash to be paid" and before the words "in lieu of any fractional Nokia ADR".

          (ii) The definition of Acceleration Event within the Nokia SPARQS is hereby amended by deleting the existing definition and inserting in lieu thereof the following:

         ACCELERATION EVENT:        If on any date (i) the product of the Market
                                    Price per Nokia ADR and the Exchange Ratio is less than $2.00, as determined by the Calculation Agent, or (ii) Nokia ADRs are not listed on a United States national securities exchange and have not been replaced by Nokia ordinary shares listed on a United States national securities exchange, the Maturity Date of this SPARQS shall be deemed to be accelerated to such date (the "date of acceleration"). Upon such acceleration, the holder of this SPARQS shall receive with respect to each $19.50 principal amount of this SPARQS on the third
                                    Business Day following the date of
                                    acceleration, but in no event later than the scheduled Maturity Date, (the "date of delivery") (i) a number of shares of Nokia
                                    ADRs at the then current Exchange Ratio,
                                    (ii) accrued but unpaid interest on each $19.50 principal amount of this SPARQS to but excluding the date of delivery and (iii) an amount of cash as determined by the Calculation Agent equal to the sum of the present values of the remaining scheduled payments of interest on each $19.50 principal amount of this SPARQS

                                    (excluding the amounts included in clause
                                    (ii) above) discounted to the date of
                                    delivery based on the interpolated U.S.
                                    dollar zero swap rate from and including the date of delivery to but excluding each applicable payment date. In no event shall the date of delivery be later than the scheduled Maturity Date of this SPARQS. See also "Antidilution Adjustments" below.

         (iii) The definition of Antidilution Adjustments within the Nokia SPARQS is hereby amended by inserting the following sentence after the second sentence of paragraph 5:

                           The holder of this SPARQS shall also receive accrued but unpaid interest due with respect to each $19.50 principal amount of this SPARQS to but excluding the date of such acceleration.

         (h) The terms of the Juniper SPARQS are hereby amended in the following respects:

         (i) The definition of Maturity Date within the Juniper SPARQS is hereby amended by deleting the first two paragraphs of the existing definition and inserting in lieu thereof the following:

                           June 30, 2003, subject to acceleration as described below and extension in accordance with the following paragraph in the event of a Market Disruption Event on June 13, 2003.

                           If the Final Call Notice Date is postponed due to a Market Disruption Event or otherwise and the Issuer exercises the Morgan Stanley Call Right, the Maturity Date shall be postponed so that the Maturity Date will be the fifteenth calendar day following the Final Call Notice Date or, if such fifteenth calendar day is not a scheduled Trading Day, the immediately succeeding scheduled Trading Day. See "Final Call Notice Date" below.

         (ii) The definition of Exchange at Maturity within the Juniper SPARQS is hereby amended by inserting the phrase "(a) with respect to any interest on this SPARQS payable at maturity or (b)" in the first sentence of the third paragraph after the words "and of the amount of any cash to be paid" and before the words "in lieu of any fractional share of Juniper Stock".

          (iii) The definition of Acceleration Event within the Juniper SPARQS is hereby amended by deleting the existing definition and inserting in lieu thereof the following:

         ACCELERATION EVENT:        If on any date the product of the Market
                                    Price per share of Juniper Stock and the Exchange Ratio is less than $2.00, as determined by the Calculation Agent, the Maturity Date of this SPARQS shall be deemed to be accelerated to such date (the "date of acceleration"). Upon such acceleration, the holder of this SPARQS shall receive with respect to each $21.99 principal amount of this SPARQS on the third Business Day following the date of acceleration, but in no event later than the scheduled Maturity
                                    Date, (the "date of delivery") (i) a number of shares of Juniper Stock at the then current Exchange Ratio, (ii) accrued but unpaid interest on each $21.99 principal amount of this SPARQS to but excluding the date of delivery and (iii) an amount of cash as determined by the Calculation Agent equal to the sum of the present values of the remaining scheduled payments of interest on each $21.99 principal amount of this SPARQS
                                    (excluding the amounts included in clause
                                    (ii) above) discounted to the date of
                                    delivery based on the interpolated U.S.
                                    dollar zero swap rate from and including the date of delivery to but excluding each applicable payment date. In no event shall the date of delivery be later than the scheduled Maturity Date of this SPARQS. See also "Antidilution Adjustments" below.

         (iv) The definition of Antidilution Adjustments within the Juniper SPARQS is hereby amended by (A) inserting the parenthetical phrase "(unless the Issuer exercises the Morgan Stanley Call Right)" in the second sentence of paragraph 5 after the words "on which such cash is distributed to holders of Juniper Stock" and before the words "and the holder of this SPARQS" and (B) inserting the following sentence after the second sentence of paragraph 5:

                           The holder of this SPARQS shall also receive accrued but unpaid interest due with respect to each $21.99 principal amount of this SPARQS to but excluding the date of such acceleration.

         (i) The terms of the Gap SPARQS are hereby amended in the following respects:

         (i) The definition of Maturity Date within the Gap SPARQS is hereby amended by deleting the first two paragraphs of the existing definition and inserting in lieu thereof the following:

                           June 30, 2003, subject to acceleration as described below and extension in accordance with the following paragraph in the event of a Market Disruption Event on June 13, 2003.

                           If the Final Call Notice Date is postponed due to a Market Disruption Event or otherwise and the Issuer exercises the Morgan Stanley Call Right, the Maturity Date shall be postponed so that the Maturity Date will be the fifteenth calendar day following the Final Call Notice Date or, if such fifteenth calendar day is not a scheduled Trading Day, the immediately succeeding scheduled Trading Day. See "Final Call Notice Date" below.

         (ii) The definition of Exchange at Maturity within the Gap SPARQS is hereby amended by inserting the phrase "(a) with respect to any interest on this SPARQS payable at maturity or (b)" in the first sentence of the third paragraph after the words "and of the amount of any cash to be paid" and before the words "in lieu of any fractional share of Gap Stock".

          (iii) The definition of Acceleration Event within the Gap SPARQS is hereby amended by deleting the existing definition and inserting in lieu thereof the following:

         ACCELERATION EVENT:        If on any date the product of the Market
                                    Price per share of Gap Stock and the
                                    Exchange Ratio is less than $2.00, as
                                    determined by the Calculation Agent, the

                                    Maturity Date of this SPARQS shall be deemed to be accelerated to such date (the "date of acceleration"). Upon such acceleration, the holder of this SPARQS shall receive with respect to each $15.05 principal amount of this SPARQS on the third Business Day following the date of acceleration, but in no event later than the scheduled Maturity Date, (the "date of delivery") (i) a number of shares of Gap Stock at the then current Exchange Ratio, (ii) accrued but unpaid interest on each $15.05 principal amount of this SPARQS to but excluding the date of delivery and (iii) an amount of cash as determined by the Calculation Agent equal to the sum of the present values of the remaining scheduled payments of interest on each $15.05 principal amount of this SPARQS (excluding the amounts included in clause
                                    (ii) above) discounted to the date of
                                    delivery based on the interpolated U.S.
                                    dollar zero swap rate from and including the date of delivery to but excluding each applicable payment date. In no event shall the date of delivery be later than the scheduled Maturity Date of this SPARQS. See also "Antidilution Adjustments" below.

         (iv) The definition of Antidilution Adjustments within the Gap SPARQS is hereby amended by (A) inserting the parenthetical phrase "(unless the Issuer exercises the Morgan Stanley Call Right)" in the second sentence of paragraph 5 after the words "on which such cash is distributed to holders of Gap Stock" and before the words "and the holder of this SPARQS" and (B) inserting the following sentence after the second sentence of paragraph 5:

                           The holder of this SPARQS shall also receive accrued but unpaid interest due with respect to each $15.05 principal amount of this SPARQS to but excluding the date of such acceleration.

         (j) The terms of the Siebel SPARQS are hereby amended in the following respects:

         (i) The definition of Maturity Date within the Siebel SPARQS is hereby amended by deleting the first two paragraphs of the existing definition and inserting in lieu thereof the following:

                           August 30, 2003, subject to acceleration as described below and extension in accordance with the following paragraph in the event of a Market Disruption Event on August 20, 2003.

                           If the Final Call Notice Date is postponed due to a Market Disruption Event or otherwise and the Issuer exercises the Morgan Stanley Call Right, the Maturity Date shall be postponed so that the Maturity Date will be the tenth calendar day following the Final Call Notice Date. See "Final Call Notice Date" below.

         (ii) The definition of Exchange at Maturity within the Siebel SPARQS is hereby amended by inserting the phrase "(a) with respect to any interest on this SPARQS payable at maturity or (b)" in the first sentence of the third paragraph after the words "and of the amount of any cash to be paid" and before the words "in lieu of any fractional share of Siebel Stock".

         (iii) The definition of Acceleration Event within the Siebel SPARQS is hereby amended by deleting the existing definition and inserting in lieu thereof the following:

         ACCELERATION EVENT:        If on any date the product of the Market
                                    Price per share of Siebel Stock and the
                                    Exchange Ratio is less than $2.00, as
                                    determined by the Calculation Agent, the Maturity Date of this SPARQS shall be deemed to be accelerated to such date (the "date of acceleration"). Upon such acceleration, the holder of this SPARQS shall receive with respect to each $35.00 principal amount of this SPARQS on the third Business Day following the date of acceleration, but in no event later than the scheduled Maturity
                                    Date, (the "date of delivery") (i) a number of shares of Siebel Stock at the then current Exchange Ratio, (ii) accrued but unpaid interest on each $35.00 principal amount of this SPARQS to but excluding the date of delivery and (iii) an amount of cash as determined by the Calculation Agent equal to the sum of the present values of the remaining scheduled payments of interest on each $35.00 principal amount of this SPARQS (excluding the amounts included in clause (ii) above) discounted to the date of delivery based on the interpolated U.S. dollar zero swap rate from and including the date of delivery to but excluding each applicable payment date.
                                    In no event shall the date of delivery be later than the scheduled Maturity Date for this SPARQS. See also "Antidilution
                                    Adjustments" below.

         (iv) The definition of Antidilution Adjustments within the Siebel SPARQS is hereby amended by (A) inserting the parenthetical phrase "(unless the Issuer exercises the Morgan Stanley Call Right)" in the second sentence of paragraph 5 after the words "on which such cash is distributed to holders of Siebel Stock" and before the words "and the holder of this SPARQS" and (B) inserting the following sentence after the second sentence of paragraph 5:

                           The holder of this SPARQS shall also receive accrued but unpaid interest due with respect to each $35.00 principal amount of this SPARQS to but excluding the date of such acceleration.

         (k) The terms of the Texas Instruments SPARQS are hereby amended in the following respects:

         (i) The definition of Maturity Date within the Texas Instruments SPARQS is hereby amended by deleting the first two paragraphs of the existing definition and inserting in lieu thereof the following:

                           September 15, 2003, subject to acceleration as described below and extension in accordance with the following paragraph in the event of a Market Disruption Event on September 5, 2003.

                           If the Final Call Notice Date is postponed due to a Market Disruption Event or otherwise and the Issuer exercises the Morgan Stanley Call Right, the Maturity Date shall be postponed so that the Maturity Date will be the tenth calendar day following the Final Call Notice Date. See "Final Call Notice Date" below.

         (ii) The definition of Exchange at Maturity within the Texas Instruments SPARQS is hereby amended by inserting the phrase "(a) with respect to any interest on this SPARQS payable at maturity or (b)" in the first sentence of the third paragraph after the words "and of the amount of any cash to be paid" and before the words "in lieu of any fractional share of Texas Instruments Stock".

          (iii) The definition of Acceleration Event within the Texas Instruments SPARQS is hereby amended by deleting the existing definition and inserting in lieu thereof the following:

         ACCELERATION EVENT:        If on any date the product of the Market
                                    Price per share of Texas Instruments Stock and the Exchange Ratio is less than $2.00, as determined by the Calculation Agent, the Maturity Date of this SPARQS shall be deemed to be accelerated to such date (the "date of acceleration"). Upon such acceleration, the holder of this SPARQS shall receive with respect to each $32.32 principal amount of this SPARQS on the third Business Day following the date of acceleration, but in no event later than the scheduled Maturity
                                    Date, (the "date of delivery") (i) a number of shares of Texas Instruments Stock at the then current Exchange Ratio, (ii) accrued but unpaid interest on each $32.32 principal amount of this SPARQS to but excluding the date of delivery and (iii) an amount of cash as determined by the Calculation Agent equal to the sum of the present values of the remaining scheduled payments of interest on each $32.32 principal amount of this SPARQS
                                    (excluding the amounts included in clause
                                    (ii) above) discounted to the date of
                                    delivery based on the interpolated U.S.
                                    dollar zero swap rate from and including the date of delivery to but excluding each applicable payment date. In no event shall the date of delivery be later than the scheduled Maturity Date of this SPARQS. See also "Antidilution Adjustments" below.

         (iv) The definition of Antidilution Adjustments within the Texas Instruments SPARQS is hereby amended by (A) inserting the parenthetical phrase "(unless the Issuer exercises the Morgan Stanley Call Right)" in the second sentence of paragraph 5 after the words "on which such cash is distributed to holders of Texas Instruments Stock" and before the words "and the holder of this SPARQS" and (B) inserting the following sentence after the second sentence of paragraph 5:

                           The holder of this SPARQS shall also receive accrued but unpaid interest due with respect to each $32.32 principal amount of this SPARQS to but excluding the date of such acceleration.

         (l) The terms of the Qualcomm SPARQS are hereby amended in the following respects:

         (i) The definition of Maturity Date within the Qualcomm SPARQS is hereby amended by deleting the first two paragraphs of the existing definition and inserting in lieu thereof the following:

                           November 30, 2003, subject to acceleration as described below and extension in accordance with the following paragraph in the event of a Market Disruption Event on November 20, 2003.

                           If the Final Call Notice Date is postponed due to a Market Disruption Event or otherwise and the Issuer exercises the Morgan Stanley Call Right, the Maturity Date shall be postponed so that the Maturity Date will be the tenth calendar day following the Final Call Notice Date. See "Final Call Notice Date" below.

         (ii) The definition of Exchange at Maturity within the Qualcomm SPARQS is hereby amended by inserting the phrase "(a) with respect to any interest on this SPARQS payable at maturity or (b)" in the first sentence of the third paragraph after the words "and of the amount of any cash to be paid" and before the words "in lieu of any fractional share of Qualcomm Stock".

          (iii) The definition of Acceleration Event within the Qualcomm SPARQS is hereby amended by deleting the existing definition and inserting in lieu thereof the following:

         ACCELERATION EVENT:        If on any date the product of the Market
                                    Price per share of Qualcomm Stock and the Exchange Ratio is less than $2.00, as determined by the Calculation Agent, the Maturity Date of this SPARQS shall be deemed to be accelerated to such date (the "date of acceleration"). Upon such acceleration, the holder of this SPARQS shall receive with respect to each $32.62 principal amount of this SPARQS on the third Business Day following the date of acceleration, but in no event later than the scheduled Maturity
                                    Date, (the "date of delivery") (i) a number of shares of Qualcomm Stock at the then current Exchange Ratio, (ii) accrued but unpaid interest on each $32.62 principal amount of this SPARQS to but excluding the date of delivery and (iii) an amount of cash as determined by the Calculation Agent equal to the sum of the present values of the remaining scheduled payments of interest on each $32.62 principal amount of this SPARQS
                                    (excluding the amounts included in clause
                                    (ii) above) discounted to the date of
                                    delivery based on the interpolated U.S.
                                    dollar zero swap rate from and including the date of delivery to but excluding each applicable payment date. In no event shall the date of delivery be later than the scheduled Maturity Date for this SPARQS. See also "Antidilution Adjustments" below.

         (iv) The definition of Antidilution Adjustments within the Qualcomm SPARQS is hereby amended by (A) inserting the parenthetical phrase "(unless the Issuer exercises the Morgan Stanley Call Right)" in the second sentence of paragraph 5 after the words "on which such cash is distributed to holders of Qualcomm Stock" and before the words "and the holder of this SPARQS" and (B) inserting the following sentence after the second sentence of paragraph 5:

                           The holder of this SPARQS shall also receive accrued but unpaid interest due with respect to each $32.62 principal amount of this SPARQS to but excluding the date of such acceleration.

         (m) The terms of the Cisco TRIGGERS are hereby amended in the following respects:

         (i) The definition of Maturity Date within the Cisco TRIGGERS is hereby amended by deleting the first two paragraphs of the existing definition and inserting in lieu thereof the following:

                           August 30, 2003, subject to acceleration as described below and extension in accordance with the following paragraph in the event of a Market Disruption Event on August 28, 2003.

                           If the Valuation Date is postponed due to a Market Disruption Event or otherwise, the Maturity Date shall be the second scheduled Trading Day following the Valuation Date. See "Valuation Date," "Acceleration Event" and "Alternate Exchange Calculation in Case of an Event of Default" below.

         (ii) The definition of Acceleration Event within the Cisco TRIGGERS is hereby amended by deleting the existing definition and inserting in lieu thereof the following:

         ACCELERATION EVENT:        If on any date the product of the Market
                                    Price per share of Cisco Stock and the
                                    Adjustment Factor is less than $2.00, as determined by the Calculation Agent, the Maturity Date of this TRIGGERS shall be deemed to be accelerated to such date (the
                                    "date of acceleration"). Upon such
                                    acceleration, the holder of this TRIGGERS shall receive with respect to each $7.025 principal amount of this TRIGGERS on the third Business Day following the date of acceleration, but in no event later than the scheduled Maturity Date, (the "date of delivery") (i) a number of shares of Cisco
                                    Stock at the then current Exchange Ratio,

                                    (ii) accrued but unpaid interest on each $7.025 principal amount of this TRIGGERS to but excluding the date of delivery and (iii) an amount of cash as determined by the Calculation Agent equal to the sum of the present values of the remaining scheduled payments of interest on each $7.025 principal amount of this TRIGGERS (excluding the amounts included in clause (ii) above) discounted to the date of delivery based on the interpolated U.S. dollar zero swap rate from and including the date of delivery to but excluding each applicable payment date. In no event shall the date of delivery be later than the scheduled Maturity Date of this TRIGGERS. See also "Antidilution Adjustments" below.



                                   ARTICLE 2
                            MISCELLANEOUS PROVISIONS

         Section 2.01. Further Assurances. The Issuer will, upon request by the Trustee, execute and deliver such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectively the purposes of this Second Supplemental Senior Indenture.

         Section 2.02. Other Terms of Indenture. Except insofar as herein otherwise expressly provided, all provisions, terms and conditions of the Indenture are in all respects ratified and confirmed and shall remain in full force and effect.

         Section 2.03. Terms Defined. All terms defined elsewhere in the Indenture shall have the same meanings when used herein.

         Section 2.04. Governing Law. This Second Supplemental Senior Indenture shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

         Section 2.05. Counterparts. This Second Supplemental Senior Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         Section 2.06. Responsibility of the Trustee. The recitals contained herein shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Senior Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Senior Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of October 8, 2002.

                                          MORGAN STANLEY (formerly known
                                          as Morgan Stanley Dean Witter & Co.)


                                          By: /s/ Alexander C. Frank
                                             -----------------------------------
                                              Name:   Alexander C. Frank
                                              Title:  Treasurer

[CORPORATE SEAL]





Attest:
By: /s/ Charlene R. Herzer
   ------------------------------------
          Assistant Secretary


                                          JPMORGAN CHASE BANK (formerly known as
                                          The Chase Manhattan Bank), TRUSTEE


                                          By: /s/ Carol Ng
                                             -----------------------------------
                                              Name:   Carol Ng
                                              Title:  Vice President

[CORPORATE SEAL]





Attest:
By: /s/ Diane Darconte
   ------------------------------------
        Trust Officer

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


         On this 8th day of October 2002 before me personally came Alexander C. Frank to me personally known, who, being by me duly sworn, did depose and say that he resides at New York, N.Y.; that he is the Treasurer of Morgan Stanley (formerly known as Morgan Stanley Dean Witter & Co.), one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.

         [NOTARIAL SEAL]



                                            /s/ Lora J. Tenenbaum
                                            ------------------------------------
                                            Notary Public

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )



         On this 8th day of October 2002 before me personally came Carol Ng to me personally known, who, being by me duly sworn, did depose and say that she resides at Bethpage, N.Y.; that she is a Vice President of JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), one of the corporations described in and which executed the above instrument; that she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that she signed her name thereto by like authority.

         [NOTARIAL SEAL]

                                            /s/ Emily Fayan
                                            ------------------------------------
                                            Notary Public